EX-10.48

                                                                     [Execution]


          AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT

        THIS AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Amendment No. 1"), dated as of May 21, 2007, is entered into by and between Fortress Credit Corp., a Delaware corporation, in its capacity as agent pursuant to the Senior Creditor Agreements acting for and on behalf of the parties thereto as lenders (in such capacity, the "Senior Creditor Agent"), the parties to the Senior Creditor Agreements as lenders (collectively, together with Senior Creditor Agent, the "Senior Creditors"), and The Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as agent pursuant to the Noteholder Agreements acting for and on behalf of the holders of the Convertible Notes (in such capacity, the "Noteholder Agent"), and the holders of the Convertible Notes (the "Noteholders"). Senior Creditors, Noteholder Agent and the Noteholders are sometimes individually referred to herein as "Creditor" and collectively as "Creditors."

                              W I T N E S S E T H:
                               - - - - - - - - - -

        WHEREAS, Senior Creditors, Noteholder Agent and the Noteholders have previously entered into the Intercreditor and Subordination Agreement, dated as of November 8, 2006 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Intercreditor Agreement"); and

        WHEREAS, the parties hereto wish to make certain amendments to the Intercreditor Agreement, and by this Amendment No. 1, the parties desire and intend to evidence such amendments.

        NOW THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

        Section 1. DEFINITIONS. All capitalized terms used herein shall have the meanings assigned to them in the Intercreditor Agreement, unless otherwise defined herein.

        Section 2. AMENDMENTS.

            2.1 The second "whereas" clause in the recitals to the Intercreditor Agreement is hereby amended by deleting the reference to the amount "$65,000,000" contained therein and substituting the following therefor: " up to $85,400,833.33".

            2.2 Section 1.5 of the Intercreditor Agreement is hereby deleted in its entirety and the following substituted therefor:

               "1.5 "Convertible Notes" shall mean (i) in respect of the period from November 8, 2006 through May 21, 2007, the "Convertible Notes", as defined in the Intercreditor




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        Agreement prior to giving effect to Amendment No. 1 to Intercreditor and
        Subordination Agreement, dated as of May 21, 2007 ("Amendment No. 1"), and (ii) in respect of the period from and after May 21, 2007, (A) the "Convertible Notes", as defined in the Intercreditor Agreement prior to giving effect to Amendment No.1, as such Convertible Notes are amended, restated and replaced by those certain Amended and Restated Senior Secured Convertible Notes, dated as of May 21, 2007, issued by Summit to the applicable Noteholders in the aggregate reissuance amount of $79,900,833.33, (B) the Senior Secured Convertible Notes, dated as of
        May 21, 2007, issued by Summit to the applicable Noteholders in the aggregate original principal amount of $2,500,000 and (C) the Senior Secured Convertible Notes, dated on or about June 5, 2007, issued by Summit to Raymond James & Associates, Inc., Alvarez & Marsal, Inc.
        and/or Brown Rudnick Berlack Israels LLP in an aggregate original principal amount acceptable to Senior Creditor Agent, but in no event to exceed in the aggregate $3,000,000."

            2.3 Section 1.18 of the Intercreditor Agreement is hereby deleted in its entirety and the following substituted therefor:

               "1.18 "Noteholders" shall mean, collectively, the persons listed on Exhibit C hereto and their respective successors and assigns, including the purchasers of Convertible Notes pursuant to the Second Amendment to Securities Purchase Agreement (Notes and Warrants) and First Amendment to Joinder Agreement, dated on or about May 21, 2007, and any other person that at any time is the owner or holder, directly or indirectly, of record or beneficially, of any of the Convertible Notes; sometimes being referred to herein individually as a "Noteholder"."

            2.4 Exhibit C to the Intercreditor Agreement is hereby deleted in its entirety and replaced with the Amended and Restated Exhibit C to this Amendment and all references to Exhibit C in the Intercreditor Agreement are each hereby amended to refer to such Amended and Restated Exhibit C.

            2.5 Section 1.20 of the Intercreditor Agreement is hereby amended by deleting the reference to the amount "$65,000,000" contained in the last sentence of such Section and substituting the following therefor: "the sum of $82,400,833.33 plus the amount of additional Noteholder Debt evidenced by the Convertible Notes referred to in clause (ii)(C) of the definition of Convertible Notes set forth in Section 1.5".

            2.6 Section 1.22 of the Intercreditor Agreement is hereby deleted in its entirety and the following substituted therefor:

               "1.22 "Securities Purchase Agreement" shall mean the Securities Purchase Agreement (Notes and Warrants), dated on or about the date hereof, by and among Summit, Maritime Logistics U. S. Holdings, Inc. and the Noteholder Creditors executed in connection with the Convertible Notes and warrants, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (including, but not limited to, as amended pursuant to the First Amendment to Securities Purchase Agreement (Notes and Warrants), dated January 26, 2007 and the Second



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

        Amendment to Securities Purchase Agreement (Notes and Warrants) and First Amendment to Joinder Agreement, dated on or about May 21, 2007).".

            2.7 Section 2.11 of the Intercreditor Agreement is hereby deleted in its entirety and the following substituted therefor:

               "2.11 NOTICES. Noteholder Agent shall give to the Senior Creditor Agent concurrently with the giving thereof to any Debtor, (a) a copy of any written notice by Noteholder Agent or any Creditor for which it is an agent of either an event of default under its Agreements with any Debtor, or written notice of demand of any payment from any Debtor, and
        (b) a copy of any written notice sent by such Agent or such Creditor to any Debtor at any time an event of default under its Agreements with any Debtor exists stating such Agent's or Creditor's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of the respective Liens of Agents and Creditors as provided herein or the validity or effectiveness of any such notice as against any Debtor. Any such notice shall not be deemed a Default Notice for purposes hereof unless such notice expressly so states. Debtors hereby authorize and consent to each Agent and other Creditor sending any such notices or providing any other information in each case that has not been identified to it by a Debtor as material non-public information to the other Agent or Creditors (but no Agent or Creditor shall have any obligation or duty to do so) and hereby waive and release any claim or cause of action against any Agent or Creditor as a result of such notice or providing such information."

Section 3. JOINDER; REPRESENTATIONS AND WARRANTIES.

            3.1 Without limitation of any of the provisions of the Intercreditor Agreement, each Noteholder that became a Noteholder after November 8, 2006 (each a "New Noteholder") hereby confirms that it has joined in and agreed to be bound by each and all of the provisions of the Intercreditor Agreement applicable to a Noteholder under the Intercreditor Agreement. Without limiting the generality of the foregoing, each New Noteholder (a) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Intercreditor Agreement applicable to any or all of the Noteholders and as applied to such New Noteholder, with the same force and effect as if such New Noteholder had originally executed and been an original Noteholder party and signatory to the Intercreditor Agreement, (b) is deemed to make, and is, in all respects, bound by all representations and warranties made by a Noteholder as to it and (c) confirms and agrees that it has appointed and authorized Noteholder Agent in its capacity as Noteholder Agent to take such action as agent on its behalf to exercise such powers under the Intercreditor Agreement as are delegated to Noteholder Agent by the Noteholders pursuant to the terms of the Securities Purchase Agreement, the Convertible Notes and the Intercreditor Agreement.

            3.2 The Noteholder Agent and each Noteholder (whether a New Noteholder or an existing Noteholder) represents and warrants (in each case severally only for itself and not



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

jointly) to Senior Creditors that:

        (a) the execution, delivery and performance of this Amendment No. 1 and the Intercreditor Agreement by Noteholder Agent is and was within its powers in its capacity as agent for the Noteholders, has been and was duly authorized by the Noteholder Creditors (in accordance with the requirements of the Securities Purchase Agreement), and does not and did not contravene any law, any provision of any of the Noteholder Agreements or any agreement to which Noteholder Agent or any Noteholder Creditor is a party or by which it is bound;

        (b) the Noteholder Agent has been duly appointed and constituted as agent to act for and on behalf of each Noteholder and has been irrevocably authorized to execute and deliver this Amendment and the Intercreditor Agreement for itself and on behalf of each Noteholder and to perform all of its obligations hereunder, and to take such actions on behalf of each Noteholder as may be required of it under the terms hereof, without any further consent or approval of any Noteholder;

        (c) this Amendment No. 1 and the Intercreditor Agreement constitutes the legal, valid and binding agreement of Noteholder Agent and such Noteholder and is enforceable in accordance with its terms and by holding any Convertible Note, shall be binding on such Noteholder acting by and through the Noteholder Agent as its agent, notwithstanding that such Noteholder is not a signatory hereto or to the Intercreditor Agreement.

            3.3 Each Noteholder hereby acknowledges, confirms and agrees that:
(a) the Intercreditor Agreement is in full force and effect as of the date hereof, and (b) the agreements and obligations of such Noteholder contained in the Intercreditor Agreement constitute the legal, valid and binding obligations of such Noteholder, enforceable against it in accordance with their respective terms.

        Section 4. CONSENT TO PAYMENT OF FEES. Notwithstanding anything to the contrary contained in any of the Agreements, Senior Creditors hereby consent to Debtors making a payment in the amount of $2,000 to Noteholder Agent as an amendment fee, in accordance with the terms of the Second Amendment to Securities Purchase Agreement (Notes and Warrants) and First Amendment to Joinder Agreement dated on or about May 21, 2007.

        Section 5. EFFECT OF THIS AMENDMENT. This Amendment No. 1 and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the amendments and waivers expressly contained herein, no other changes or modifications or waivers to the Loan Documents are intended or implied, and in all other respects the Intercreditor Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Intercreditor Agreement is inconsistent with the provisions of this Amendment No. 1, the provisions of this Amendment No. 1 shall control.



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

        Section 6. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment No. 1.

        Section 7. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment No. 1 in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

        Section 8. BINDING EFFECT. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        Section 9. COUNTERPARTS. This Amendment No. 1 may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment No. 1 may be executed and delivered by telecopier (or other electronic transmission of a manually executed counterpart) with the same force and effect as if it were a manually executed and delivered counterpart. Any party delivering an executed counterpart of this Amendment No. 1 by telecopier (or other electronic transmission of a manually executed counterpart) shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1 as to such party or any other party.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]




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



        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first written above.

                               FORTRESS CREDIT CORP., as Senior Creditor Agent

                               By:
                                  ----------------------------------------

                               Title:
                                     -------------------------------------



                               LAW DEBENTURE TRUST COMPANY OF
                               NEW YORK, as Noteholder Agent

                               By:
                                  ----------------------------------------

                               Title:
                                     -------------------------------------






                                            Signature page to Amendment No. 1 to
                                       Intercreditor and Subordination Agreement

                                 ACKNOWLEDGMENT

        Each of the undersigned hereby acknowledges, confirm and agrees to the prior acknowledgment of Intercreditor and Subordination Agreement, dated as of as of November 8, 2006, by and among the Senior Creditors, the Noteholder Agent and the Noteholders (the "Intercreditor Agreement") and agrees that such acknowledgment does and shall continue to apply to the Intercreditor Agreement as amended by the foregoing Amendment No. 1 to Intercreditor and Subordination Agreement.

MARITIME LOGISTICS US HOLDINGS INC.

By:_________________________________
Name:
Title:

SUMMIT LOGISTICS INTERNATIONAL INC

By:_________________________________
Name:
Title:

SEAMASTER LOGISTICS INC.

By:_________________________________
Name:
Title:

AMERUSSIA SHIPPING COMPANY INC.

By:_________________________________
Name:
Title:

FASHION MARKETING, INC.

By:_________________________________
Name:
Title:

                       [SIGNATURES CONTINUE ON NEXT PAGE]




                                            Signature page to Amendment No. 1 to
                                       Intercreditor and Subordination Agreement

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


FMI INTERNATIONAL LLC

By:_________________________________
Name:
Title:

FMI INTERNATIONAL CORP. (WEST)

By:_________________________________
Name:
Title:

FMI INTERNATIONAL CORP.

By:_________________________________
Name:
Title:

FREIGHT MANAGEMENT LLC

By:_________________________________
Name:
Title:

FMI TRUCKING, INC.

By:_________________________________
Name:
Title:

FMI EXPRESS CORP.

By:_________________________________
Name:
Title:

CLARE FREIGHT, LOS ANGELES, INC.

By:________________________________
Name:
Title:

                       [SIGNATURES CONTINUE ON NEXT PAGE]



                                            Signature page to Amendment No. 1 to
                                       Intercreditor and Subordination Agreement

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

TUG NEW YORK, INC.

By:_________________________________
Name:
Title:

SUMMIT GLOBAL LOGISTICS, INC.
(formerly known as Aerobic Creations, Inc.)

By:________________________________
Name:
Title:

TUG USA, INC.
(formerly known as Dolphin US Logistics Inc.)

By:_________________________________
Name:
Title:

AMR INVESTMENTS INC

By:_________________________________
Name:
Title:

FMI HOLDCO I, LLC

By:_________________________________
Name:
Title:



                                            Signature page to Amendment No. 1 to
                                       Intercreditor and Subordination Agreement